SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              _________________

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      DATE OF REPORT:  OCTOBER 15, 1996


                               CASMYN CORP.
              (Exact name of registrant as specified in Charter)


   _______________________________COLORADO________________________________
                (State or other jurisdiction of incorporation)

   ________________________________0-14136  _______________________________
                           (Commission File Number)

   _______________________________84-0987840______________________________
                      (IRS Employer Identification No.)

                         1335 GREG STREET, UNIT #104
                             SPARKS, NEVADA 89431
                                 (702)331-5524
        (Address and Telephone Number of Principal Executive Offices)

  __________________________________________________________________________
        (Former name or former address, if changes since last report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

       On September 30, 1996, Casmyn Corp. (the "Company"), reacquired 606,061 shares of its restricted common stock and returned 5,680,514 shares of WestAmerica Corporation ("WestAmerica") restricted common stock to WestAmerica, thereby undoing the transaction entered into on May 24, 1996. These actions result in the Company divesting its approximate 65% ownership of the outstanding common stock of WestAmerica. This action is the result of the mutual agreement between boards of directors of the Company and WestAmerica to rescind the transaction in accordance with the provisions of the purchase agreement.


ITEM 7.          FINANCIAL STATMENTS AND EXHIBITS

(a)        Pro Forma Consolidated Financial Information
               Introduction
               Pro Forma Consolidated Balance Sheet
               Pro Forma Consolidated Statement of Operations for the Year Ended
                   September 30, 1995
               Pro Forma Consolidated Statement of Operations for the Nine
                   June 30, 1996
               Notes to Pro Forma Consolidated Financial Statements

EXHIBITS
---------


     Exhibit No.                    Description               Page No.


     None

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    Dated this 15th day of October, 1996.



                                             Casmyn Corp.
                                             a Colorado corporation



                                                /s/  Dennis E. Welling
                                             By____________________________
                                               Dennis E. Welling
                                               Controller

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


These pro forma consolidated financial statements have been adjusted to show the effect of the acquisition on May 24, 1996 and divestiture on September 30, 1996 of a 65% interest in WestAmerica Corporation in exchange for 606,061 common shares of the Company. This investment has been accounted for using the equity method.

                                 CASMYN CORP.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                JUNE 30, 1996
                                (IN THOUSANDS)





ASSETS                                              DIVESTITURE      PRO FORMA
                                       ACTUAL         ENTRIES       AS ADJUSTED
                                   -------------   ------------     -----------
CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS        $      5,473   $          -     $     5,473
  ACCOUNTS RECEIVABLE, NET                  225              -             225
  INVENTORIES                             1,750              -           1,750
  PREPAID EXPENSES AND OTHER ASSETS         135              -             135
                                      ---------    -----------      ----------
          TOTAL CURRENT ASSETS            7,583              -           7,583
INVESTMENT IN RELATED PARTY                 204              -             204
EQUIPMENT AND IMPROVEMENTS, NET           2,945              -           2,945
MINERAL PROPERTIES                        6,712              -           6,712
INVESTMENT IN AFFILIATES                  8,368      (   6,970)(a)       1,398
DUE FROM RELATED PARTIES, NET                67                             67
OTHER ASSETS                              1,625                          1,625
                                      ---------   ------------      ------------
          TOTAL ASSETS              $    27,504   $  (   6,970)   $     20,534
                                      =========   ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITES:
  ACCOUNTS PAYABLE AND
     ACCRUED LIABILITIES            $     2,932   $         -     $      2,932
                                      ---------   -----------       ----------
         TOTAL CURRENT LIABILITES         2,932             -            2,932
                                      ---------   -----------       ----------
CONVERTIBLE DEBT                          5,000             -            5,000
                                      ---------   -----------       ----------

STOCKHOLDERS' EQUITY:
  PREFERRED STOCK, $.10 PAR VALUE           271             -              271
  COMMON STOCK, $.04 PAR VALUE              291      (     24)(a)          267
  ADDITIONAL PAID-IN CAPITAL             27,855      (  6,946)(a)       20,909
  ACCUMULATED DEFICIT                 (   8,501)            -       (    8,501)
  LESS:  TREASURY STOCK               (      25)            -       (       25)
  FOREIGN CURRENCY TRANSLATION ADJUSTMENT ( 319)            -       (      319)
                                      ---------   -----------        ---------
TOTAL STOCKHOLDERS' EQUITY               19,572     (   6,970)          12,602
                                      ---------   -----------        ---------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY              $    27,504   $ (   6,970)      $   20,534
                                      =========   ===========       ==========

SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

CASMYN CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)




                                                   DIVESTITURE        PRO FORMA
                                         ACTUAL      ENTRIES         AS ADJUSTED
                                       ----------  ----------       ------------
SALES                                 $      382   $        -        $      382
COST OF GOODS SOLD                           490            -               490
                                      ----------   ----------        ----------
GROSS PROFIT (LOSS)                      (   108)           -            (  108)
                                      ----------   ----------       -----------

COSTS AND EXPENSES:
General and administrative expense         4,998            -             4,998
Depreciation, depletion and amortization      99            -                99
Mineral exploration expense                1,010            -             1,010
Research and development                     185            -               185
                                           6,292            -             6,292
                                       ---------  -----------       -----------
INCOME (LOSS) FROM OPERATIONS           (  6,400)           -          (  6,400)
                                       ---------  -----------       -----------

OTHER INCOME (EXPENSE):
  Minority interest in net
     loss of subsidiary                    3,502            -             3,502
  Equity in net loss of
     unconsolidated affiliate                  -     (    321) (b)     (    321)
  Other                                 (    177)           -          (    177)
                                       ---------  -----------       -----------
      Other income (expense), net          3,325     (    321)            3,004
                                       ---------  -----------       -----------

INCOME (LOSS) FROM CONTINUING
     OPERATIONS                        $(  3,075)  $     (321)      $  (  3,396)
                                       =========  ===========       ===========

INCOME (LOSS) FROM CONTINUING
  OPERATIONS PER COMMON SHARE          $(    .40)  $     (.01)      $  (    .41)
                                       =========   ==========       ===========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING                7,651         606              8,257
                                       ==========  ==========       ============






           SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 CASMYN CORP.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED JUNE 30, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)




                                               DIVESTITURE         PRO FORMA
                                     ACTUAL      ENTIRES          AS ADJUSTED
                                   ----------  -----------        -----------

SALES                              $   1,066   $        -        $      1,066
COST OF GOODS SOLD                       757            -                 757
                                   ---------   ----------        ------------
GROSS PROFIT                             309            -                 309
                                   ---------   ----------        ------------

COSTS AND EXPENSES:
General and administrative expense     4,695            -               4,695
Depreciation, depletion
  and amortization                       101            -                 101
Mineral exploration expense              448            -                 448
Research and development                 204            -                 204
                                   ---------   ----------        ------------
                                       5,448            -               5,448
                                   ---------   ----------        ------------
INCOME (LOSS) FROM OPERATIONS       (  5,139)           -            (  5,139)
                                   ---------   ----------        ------------

OTHER INCOME (EXPENSE):
  Minority interest in net
     loss of subsidiary                 499            -                 499
  Equity in net income of
     unconsolidated affiliate             -           81 (b)              81
  Other                                 207            -                 207
                                  ---------   ----------        ------------
       Other income, net                706           81                 787
                                  ---------   ----------        ------------

NET INCOME (LOSS)                 $  (4,433)  $       81        $   (  4,352)
                                  =========   ==========        ============

INCOME (LOSS) PER COMMON SHARE    $(    .71)  $      .01 (c)    $   (    .70)
                                  =========   ==========        ============

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING           6,271    (      61)              6,210
                                 ==========   ==========        ============







           SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 CASMYN CORP.
            NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMTENTS


The pro forma adjustments and eliminations are as follows:

(a) To record reacquisition of 606,061 shares of Casmyn Corp. (the "Company") restricted common stock and the return of 5,680,514 shares of WestAmerica Corporation ("WestAmerica") restricted common stock to WestAmerica, thereby undoing the transaction entered into on May 24, 1996. These transactions result in the Company divesting its approximate 65% ownership of the outstanding common stock of WestAmerica. This action is the result of the mutual agreement of the boards of directors of the Company and WestAmerica to rescind the transaction in accordance with the provisions of the purchase agreement.

(b) To record the Company's equity in the income (loss) of WestAmerica for the period October 1, 1994 through and including May 24, 1996 (date of acquisition of interest). The financial statements have been adjusted to reflect depletion expense that would have been recorded in the periods presented had the transaction occurred on October 1, 1994. The depletion expense pertaining to oil and gas production was determined by dividing the excess of the purchase price of WestAmerica over the Company's portion of the net assets of WestAmerica by the estimated reserves.

(c) To (increase) decrease the net loss per share to give effect to changes in net loss as described above and the issuance of additional shares.